WisdomTree Trust

WisdomTree Korea Hedged Equity Fund

WisdomTree Japan Quality Dividend Growth Fund

WisdomTree International Hedged Equity Fund

WisdomTree International Hedged SmallCap Dividend Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

(Ticker Symbols: DXKW, JDG, HDWM, HDLS and DXJT)

(each a “Fund” and collectively the “Funds”)

Important Notice

Supplement Dated March 1, 2017

to the currently effective Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

for the Funds

The following information should be read in conjunction with the Prospectuses and Statement of Additional Information listed above for each Fund.

At the recommendation of WisdomTree Asset Management, Inc., each Fund’s investment adviser, after continued review of the product lineup and anticipated limited future prospects of investor demand for the Funds, the Board of Trustees voted to close and liquidate each Fund.

After the close of business on March 22, 2017, the Funds will no longer accept creation orders. The last day of secondary market trading of shares of each Fund will be March 22, 2017. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. When a Fund commences liquidation of its portfolio, which is expected to occur on or around March 23, 2017, but may occur before March 23, 2017, the Fund will be increasing its cash holdings and deviating from the investment objective and strategies stated in its prospectus.

It is anticipated that shareholders remaining in the Funds on March 29, 2017 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on March 29, 2017. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in a Fund on March 29, 2017 will not be charged any transaction fees by the Fund. Whether you sell your shares or are automatically redeemed on March 29, 2017, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

The WisdomTree Korea Hedged Equity Fund is currently scheduled to annually rebalance its portfolio on or around March 20, 2017 in connection with the annual rebalance of its index, the WisdomTree Korea Hedged Equity Index, scheduled to occur after the close of trading on March 17, 2017. However, since the Fund will be preparing for, or otherwise in the process of, liquidating its portfolio, the Fund will not rebalance its portfolio and the Fund is informed that the index will not conduct a rebalance as previously scheduled.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-002-0317